Mosaic’s Role: More Essential Than Ever Mosaic’s Role: More Essential Than Ever Larry Stranghoener Executive Vice President and CFO November 4, 2008 Exhibit 99

Good morning everyone.
Thank you all for attending and I’d like to express my gratitude to Per Haagensen at
Fondsfinans for this opportunity to meet with you and share our accomplishments of the past couple years and our viewpoints about our future.

2
Safe Harbor Statement
Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995. Although we believe the assumptions made in connection with the forward-looking statements are reasonable, they do involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of
The Mosaic Company, or industry results generally, to be materially different from those contemplated or projected, forecasted, estimated or budgeted (whether express or implied) by such statements.
These risks and uncertainties include but are not limited to the predictability of fertilizer, raw material and energy markets subject to competitive market pressures; changes in foreign currency and exchange rates; international trade risks including, but not limited to, changes in policy by foreign governments; changes in environmental and other governmental regulation; adverse weather conditions affecting operations in central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of closure of the South Pierce, Green Bay and Fort Green facilities differing from management’s current estimates; accidents involving Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine as well as potential mine fires, floods, explosions or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and
Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.
This presentation may not be distributed, reproduced, or used without the express written consent of
The Mosaic Company.

Before I proceed, I need to remind you that our presentation contains forward-looking statements.
The remarks I make are based on information and understandings we believe to be accurate as of today’s date – November 4th, 2008.
Actual results are likely to differ from those set forth in the forward-looking statements.

3
Mosaic: Who We Are
Mission: We help the world grow the food it needs.
Global producer of crop nutrients
#1 Phosphate producer in the world
#3 Potash producer in the world
Vertically integrated
Mining, production, distribution
Financial highlights for last 12 months ending August 31, 2008
Revenue of $12.1 billion and net income of $3.0 billion

Unquestionably we are facing historic events in both the financial and commodity markets, with much yet to be sorted out. That said, we are staying focused and true to our mission of helping to feed the world.
We believe we are well positioned financially, strategically and operationally to serve our customers worldwide and execute on the strong, long-term fundamentals of the agricultural sector.
Let me first share some background about The Mosaic Company.
We are the largest producer of phosphate and potash in the world. In fiscal 2008, we produced more than 17 million metric tonnes of finished phosphate and potash products for our crop nutrient, animal feed and industrial customers around the globe. No other private or state-owned company came close to that total.
Our phosphate business is fully integrated from our mines to our concentrate plants. The competitive advantage of owning our rock supply in Central Florida makes us stand apart from some competitors.
Our potash position is just as strong and we are expanding our existing mine capacity to meet growing demand.
We are a vertically integrated enterprise. Our operations encompass not only mining and production, but also a global distribution network that enables us to reach every major agricultural region in the world.
We have produced great financial results over the past 12 months and expect continued success in future years – as it’s a great time to be in agriculture.

PotashCorp
Mosaic
Belaruskali
Kali & Salz
Uralkali

4
Leading Global Potash Producer
Mosaic potash production
market share
14% Globally
38% North America
Five mines
Low-cost & competitive
industry position
World capacity approximates 73
million tonnes (all potash products)
0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
Potash Capacity

Let’s turn to one of our core businesses – potash. Simply put, it’s an exceptional business.
Potash is produced in only 12 countries in the world and agricultural giants such as China, India and
Brazil are all import dependent.
Today, Mosaic is one of the world’s top producers of potash with an estimated 14% of global market share at our five mine sites across North America.
Furthermore, because of historically low application rates in developing countries, potash is enjoying strong demand in these countries, where its nutritional value is more critical than ever to optimizing crop yields.
With these dynamics, it’s not surprising that the Potash business is an exceptional performer for
Mosaic, contributing strong margins and cash flow.

Capacity (mil tonnes KCl)
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

5
We See Tonnes More in Potash
-
2
4
6
8
10
12
14
16
The projected annual capacity includes approximately 1.3 million tonnes (as shaded in blue) that we currently produce under a third party tolling agreement at Esterhazy. This agreement will expire within the next few years and this capacity will revert to Mosaic.
Growth
from 10.4
to 15.5
million
tonnes

We announced expansions to our existing Saskatchewan potash mines as one of our key strategic priorities this past April. Upon completion of these expansions, we estimate our total annual potash capacity will approximate 15.5 million metric tonnes. This amount does not include the 1.3 million metric tonnes that will revert to us upon expiration of a third party tolling agreement in the next couple of years.
Expansion economics are on our side. Our brownfield projects can be constructed at a capital cost that is significantly lower than a greenfield project. And, should potash demand change, the pace of our expansions also can be modified.

6
Key Drivers for MOP Pricing
Near-Term Drivers:
China contract
India demand
Supply constraints
Brazil slowdown
Buyer sentiment
MOP Prices
Quarter Averages of Weekly Published Spot MOP c&f Brazil
100
250
400
550
700
850
1,000
1,150
Q1 07 Q2 Q3 Q4 Q1 08 Q2 Q3 Q4 Q1 09
$ tonne
Source: ICIS

The dramatic potash price increases of the past 12-15 months are the result of surging demand.
Producers have struggled to keep up, and producer inventories remain at historic lows.  Upward price momentum has slowed in the recent past, however, and future price movements will be determined by several factors, including:
The timing and terms of the annual Chinese potash contracts
Brazilian demand, which is currently soft
Indian demand, which has been strong
Supply constraints, such as the duration of a competitor’s ongoing labor dispute
Changes in overall buyer sentiment, which has been colored recently by financial market turmoil.
While any of these could swing one way or the other, we think potash fundamentals generally remain excellent, and pricing and margins will continue to be very attractive.

7
World’s Top Phosphate Producer
World’s largest capacity
of phosphate fertilizer
Mosaic phosphate
production market share
15% Globally
59% North America
World scale & efficient
operations
World capacity approximates 71
million tonnes (DAP/MAP/TSP)
0.0
2.0
4.0
6.0
8.0
10.0
Phosphate Fertilizer Capacity

Mosaic’s other core business is phosphates. This business possesses its own attractive attributes due to its sheer size and the benefits of vertical integration – our owned rock reserves - granulation capacity – and a world wide supply chain and distribution network. Our rock reserves provide us with a significant competitive advantage over non-integrated producers. These producers, who supply nearly a third of world demand, must purchase rock or phosphoric acid to manufacture their finished phosphate products. As a result, their input costs are significantly higher than those of Mosaic.
We produce about 15% of the world’s phosphate fertilizer and account for more than half of North
American phosphate fertilizer production. The size and scale of our business produces significant cost efficiencies.

8
Key Drivers for DAP Pricing
Near-Term Drivers:
Pipeline inventory
China exports
India demand
Brazil slowdown
Raw materials
Buyer sentiment
DAP Prices
Quarter Averages of Weekly Published Spot DAP fob Tampa
200
400
600
800
1,000
1,200
Q1 07 Q2 Q3 Q4 Q1 08 Q2 Q3 Q4 Q1 09
$ tonne
Source: Fertecon

DAP prices have trailed off from historically high levels after sharp run-up earlier this year. These price movements were due to the combination of several demand-pull and cost-push factors.
DAP selling prices have come under pressure of late due to higher pipeline inventory levels and the sharp decline in raw material costs. The inventory build-up will cause our second fiscal quarter phosphate volumes to decline 500,000 to 1,000,0000 tonnes versus last year’s shipments of 2.3 million tonnes, as previously disclosed.
The outlook for DAP selling prices hinges on several factors including the timely drawdown of pipeline inventory following the fall harvest, raw material costs trends, China export trends and demand trends in India – which have been generally strong – and in Brazil – which have been weak. And, as with potash, buyer sentiment will also play a role, with much focus on overall grain prices.

9
Attractive Phosphate Market Margins
DAP Market Margin
Quarter Averages Calculated from Weekly Published Spot Prices for a Central Florida Plant
0
100
200
300
400
500
600
700
800
Q1 07 Q2 Q3 Q4 Q1 08 Q2 Q3 Q4 Q1 09
$ ton
Source: Green Markets, Fertecon, Mosaic

It is important to note that price tells only half the story in phosphates. Equally important are raw material costs, primarily sulfur and ammonia, and phosphate rock. Costs for sulfur, ammonia and rock had escalated dramatically over the past year as demand for these materials surged and natural gas prices increased. The combination of these high raw material costs and overall demand for phosphates drove up phosphate selling prices. As prices increased at a faster pace than costs, the so-called market margin – the difference between the DAP price and raw material costs – climbed, as shown on this chart.
Recently, the cost for rock, sulfur and ammonia have declined. In turn this will likely reduce phosphate selling prices. Note, however, that we can produce excellent margins even if the price of
DAP declines. The one caveat is that phosphate margins for the second quarter ending November 30,
2008 will be pressured by the high sulfur and ammonia costs inventoried in product we are currently shipping. Beyond this quarter we expect to capture the benefit of substantially lower costs.

10
Capitalizing on Our Global Reach
Offshore assets aligned with global demand
Canada
4 Mines
United States
7 Mines
4 Phosphate Plants
Argentina
1 Warehouse & Blender
1 Production/Warehouse
Brazil
7 Warehouse & Blender
2 Production/Warehouse
China
2 Warehouse & Blender
2 Production/Warehouse
Thailand
1 Warehouse &
Blender
India
1 Warehouse

Our North American based Phosphate and Potash businesses are bolstered by our production assets and distribution network in prime growth regions, such as Asia and Latin America. We have agronomists, sales teams, and committed staff with the operational expertise that know how to serve customers and run our supply chains and plants. These Offshore enterprises produce solid financial results and give us a chance to see the changes and trends in the industry first hand.

11 Strategic Focus Focus on Potash and Phosphate Grow Potash Strengthen Phosphate Expand Offshore distribution Exit Nitrogen business Maintain a strong balance sheet Deliver value for shareholders

Our focus on key strategic priorities will, we believe, produce outstanding results for our shareholders.
We plan to focus on our core businesses – potash and phosphates. We plan to grow our potash business through our previously announced expansions. As noted, this is an excellent business and we have a strong foundation to build upon.
We plan to grow opportunistically in phosphates. We will strengthen our phosphate business through investments that will result in added efficiencies and higher productivity at our plants and mines. We are also seeking additional rock sources outside of North America.
Offshore, we are exploring initiatives to enhance our presence in key growth regions of the world, in alignment with our production capabilities.
And recently, we completed the sale of our nitrogen assets, which were not strategic for us, providing us proceeds to reinvest in our core businesses.
Our growth strategies are well underway, supported by strong cash flow and an excellent balance sheet.

12 Continued cash flow generation Strong balance sheet Capital expenditures Shareholder distribution policy Cash Allocation Priorities

Cash flow has been very strong, allowing us to fund our capital expenditures and investment needs even as we begin returning cash to shareholders with dividends. We will consider additional shareholder distributions as we build excess cash.
Clearly, liquidity is king right now, and our strong focus on building cash and a fortress balance sheet is serving us well. You can expect us to maintain our disciplined approach to liquidity management and cash allocation decisions.

Market Outlook Market Outlook

14
Growing Global Affluence + Fuel
China:
Middle class
growth from 130
million to
690 million
by 2025
India:
Middle class
growth from 50
million in 2008
to 580 million
by 2025
USA:
Ethanol growth
to 15 billion
gallons
by 2015
The 2008 mandate for
ethanol is 9 billion gallons
Source: McKinsey

Now let me shift to the outlook for our business. The fundamental demand driver for our business is population growth, especially the growth of the middle class in developing economies.
Strong economic growth in a number of rapidly developing countries is creating a large and increasingly affluent middle class who demand more protein-rich and grain-intensive diets that include meat and dairy products.
GDP growth in key countries such as China and India is robust. Despite the recent financial turmoil, economies of both these countries are expected to grow at about 9% and 7% per year, respectively.
The middle class in China and India is projected to increase by 1.1 billion people between 2005 and 2025. This will result in a systemic change in grain and oilseed demand that we have never experienced till now. We are convinced this will have a lasting impact on demand for grains.
The growing use of biofuels is also contributing to increased grain and oilseed demand. We estimate that biofuels account for about 5 - 6% of world grain and oilseed use today. Biofuels are projected to account for roughly 6 - 7% of world grain and oilseed use by 2015.

15
Growing Grain & Oilseed Use
World Grain and Oilseed Use
1,000
1,200
1,400
1,600
1,800
2,000
2,200
2,400
2,600
70 75 80 85 90 95 00 05
Source:  USDA and Mosaic
Mil Tonnes
Actual Actual for US Ethanol Forecast Forecast for U.S. Ethanol

Combine the boost from biofuels with the growth in the global middle class and you get growing and sustainable global demand for grain and oilseeds.
According to the USDA estimates, global grain and oilseed demand is increasing 2.5 percent per year – twice the historical rate. In fact there have only been 3 years since the 1970s that global grain and oilseed use decreased - - that was 1974, 1988 and 1995. In all three of these years, this resulted from low production due to poor weather.
Another point of reference is that grain and oilseed demand increased in 1981, 1982 and 1991 when the US was in a recession and despite a decrease in per capita GDP. We believe this point is compelling and indicates that the world does not get less hungry, even in economic downturns. And, biofuel mandates only add pressure to produce still more grain and oilseeds.

16
Record Crop Needed in 2009
World Grain and Oilseed Stocks
250
300
350
400
450
500
550
600
650
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10
L
09/10
M
09/10
H
Mil Tonnes
10%
13%
16%
19%
22%
25%
28%
31%
34%
Percent
Stocks Percent of Use
Source: USDA and Mosaic (for 09/10 estimates)
2009/10 Scenario Assumptions
Low Medium High
Increase in Harvested Area (Mil HA) 6.7 6.7 6.7
Yield (Deviation from 10-Year Trend) Largest Negative 0 Largest Positive
Demand Growth 1.0% 2.0% 3.0%

Farmers have responded to grain and oil seed demand by growing bin-busting crops during the last two years. Yet, this has barely moved the needle on the gauge measuring overall grain and oilseed stocks. You can see from the cross hatched bar that inventories are projected to increase this year but stocks as a percentage of use are forecasted to only inch up ever so slightly.
Our analysis indicates that another bumper crop is required next year to meet the demands for food and fuel as well as to build stocks to more secure levels. That means farmers will need to plant more area and intensify cropping practices in order to increase yields.
The three bars on the right of this chart illustrate the potential outcomes for low, medium and high production-and-use scenarios in 2009. Note that first, trend-line yields next year are not good enough to meet projected demand, let alone build stocks to secure levels. In fact, under the medium yield scenario, global grain and oilseed stocks decline 19 million tonnes and stocks as a percentage of use drops to the lowest percentage since 1973/74.

17 Accelerating Nutrient Demand World Nutrient Use 120 130 140 150 160 170 180 190 200 00 01 02 03 04 05 06 07 08 09 10 11 12 Source: IFA May 2008 Mil Tonnes

All of these factors point to increasing demand for crop nutrients. Prospects continue to look strong for crop nutrients given the need to plant more area and increase crop yields.
Here are the latest statistics published by the International Fertilizer Association in May 2008. While
the projections will likely be revised downward in light of current market conditions, we believe the long term outlook remains positive. In the near term, various industry participants, including Mosaic, have announced production cutbacks (as noted earlier) to control inventory levels.

18
Crop Prices at Respectable Levels
Crop Prices
Quarter Averages of the Daily Closing of Nearby Options
1.0
3.0
5.0
7.0
9.0
11.0
13.0
15.0
Q1
05
Q2 Q3 Q4 Q1
06
Q2 Q3 Q4 Q1
07
Q2 Q3 Q4 Q1
08
Q2 Q3 Q4 Q1
09
$ bushel
Corn Soybean Wheat
Source: CBOT and KCBOT

Our analysis indicates that the agricultural commodity markets will have to price in this need for more area and higher yields in 2009. Futures prices for 2009 -- while down from the peaks earlier this summer and hit hard these past couple weeks-- still remain at respectable levels with new crop soybean, wheat and corn prices trading in the $9, $6 and $4 per bushel range, respectively and, in fact these prices have rallied in recent days.
At these prices farm economics remain very attractive.

19 Crop Nutrients Remain Essential Continuing grain & oilseed demand growth Low stock to use ratios Maximum yields required Attractive farmer economics

While market and economic factors make crop nutrients a great investment, the low grain and oil seed stocks make crop nutrients essential.
Markets are telling farmers around the world to increase crop production to meet accelerating demand growth. Crop nutrients are part of the yield solution.
Agronomists estimate that commercial crop nutrients directly account for 40% to 60% of crop yields. The optimum use of crop nutrients in a
high-yield cropping system is key to increasing agricultural productivity growth.

20 Fundamentals are Positive Unprecedented global demand for food, feed and fuel Crop nutrient outlook remains positive Mosaic well positioned to meet demand

To sum up, it’s a great time to be in our business. We serve an ever more important role to help meet the world’s growing demand for food and fuel. In closing, I want to emphasize four key points.
First, agricultural fundamentals remain positive due to strong global demand for food, fuel and fiber.
Second, the crop nutrient outlook remains positive, despite short-term disruptions, due to favorable supply and demand fundamentals.
Third, Mosaic is well-positioned in this industry as the largest P&K company, with sizable, vertically integrated operations and an enviable global footprint.
Lastly, we are certainly aware of the instability in global financial markets but are not allowing this to distract us from our primary goals of serving our customers well, engaging all of our employees in the execution of our strategy, and generating strong returns for our shareholders. You can count on us to maintain our focus and perspective, even in the midst of more challenging circumstances.
I appreciate you listening to our story and now I’d be happy to take questions.